Commitments and Contingencies (Details Narrative)	12 Months Ended
Dec. 31, 2017 USD ($)
Licenses [Member]
Royalty fees description	We licensed certain manufacturing technology for the production of Prolanta. We continue to evaluate processes and methods of manufacturing, but if we utilize this licensed technology we must pay a royalty of up to 2% of future sales
Engagement of placement agent [Member]
Exercise of warrants received	4.00%
August Notes [Member]
Description for damage claims on convertible debt	As of December 31, 2017, such amount claimed by to the holders equals 18% of the related August Notes, or $522,349, and accrued interest at 24% per annum of $6,068. Interest would continue to accrue until paid
Accrued damages on convertible debt, amount	$ 522,349
Accrued damages on convertible debt, accrued interest	$ 6,068